SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.______)


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         Carnegie Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
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

                         CARNEGIE FINANCIAL CORPORATION

                                Parent Company Of

                              CARNEGIE SAVINGS BANK


       17 West Mall Plaza * P.O. Box 143 * Carnegie, Pennsylvania 15106 *
                              Phone (412) 276-1266



March 31, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Carnegie Financial Corporation (the "Company"), I cordially invite you to attend the 1999 Annual Meeting of Stockholders to be held at the Company's office at 17 West Mall Plaza, Carnegie, Pennsylvania on April 20, 1999, at 6:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

         In addition to the election of directors, the stockholders will be asked to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for 1999. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                     Sincerely,

                                     /s/ Shirley C. Chiesa
                                     -------------------------------------------
                                     Shirley C. Chiesa
                                     President

--------------------------------------------------------------------------------
                         CARNEGIE FINANCIAL CORPORATION
                               17 WEST MALL PLAZA
                          CARNEGIE, PENNSYLVANIA 15106
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 20, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of Carnegie Financial Corporation ("the Company"), will be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania on April 20, 1999, at 6:00 p.m. for the following purposes:

     1.   To elect two directors of the Company; and

     2. To ratify the appointment of S.R. Snodgrass, A.C. as independent auditors of the Company for the 1999 fiscal year;

         all as set forth in the Proxy Statement accompanying this Notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 15, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Lois Wholey
                                      ------------------------------------------
                                      Lois A. Wholey
                                      Secretary
Carnegie, Pennsylvania
March 31, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         CARNEGIE FINANCIAL CORPORATION
                               17 WEST MALL PLAZA
                          CARNEGIE, PENNSYLVANIA 15106
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 20, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Carnegie Financial Corporation (the "Company") to be used at the 1999 Annual Meeting of Stockholders of the Company which will be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania on April 20, 1999, at 6:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 15, 1999. The Company acquired all of the outstanding stock in connection with the completion of the Bank's mutual-to-stock conversion on July 10, 1998 (the "Conversion").

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         If the enclosed proxy card is properly signed and returned, your shares will be voted on all matters that properly come before the Meeting for a vote. If instructions are specified in your signed proxy card with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified in your signed proxy card, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent auditors), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the secretary of the Company (the "Secretary") written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 15, 1999 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 238,050 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non- Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and Directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.
                                                              Percent of Shares
                                        Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership     Outstanding
------------------------------------    --------------------  -----------------

Carnegie Savings Bank
Employee Stock Ownership Plan ("ESOP")
17 West Mall Plaza
Carnegie, Pennsylvania 15223 (1)                 19,044             8.0%

All Directors and officers of the Company
as a group (6 persons) (2)                       23,339             9.8%

 -------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's board") has appointed a committee consisting of directors Miller, Narduzzi, Rupprecht, and Wholey to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts
         (footnotes continued on next page).

         under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the Record Date, 952 shares have been allocated under the ESOP to participant accounts.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Excludes 18,508 shares held by the ESOP (19,044 shares minus 536 shares allocated to executive officers) over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. See Proposal 1 - Information with Respect to Nominees for Director; Directors Whose Terms Continue; and Executive Officers.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four-year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of five members. The Board of Directors has nominated Charles L. Rupprecht and Lois A. Wholey, to serve as directors of the Company, each for a four-year term to expire in 2002.

         It is intended that proxies solicited by the Board of Directors will be voted for the election of the named nominees. If either of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason either of the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."

                                                            Shares of
                                                           Common Stock
                                                           Beneficially
                         Age at      Year First  Current   Owned as of  Percent
                      December 31,   Elected or  Term to  March 15, 1999  of
Name                      1998      Appointed(1)  Expire       (2)      Class(%)
----                     ------     ------------  ------      -----     --------

BOARD NOMINEES FOR TERM TO EXPIRE IN 2002
Charles L. Rupprecht       62           1979       1998      2,000(3)     --(5)
Lois A. Wholey             43           1986       1998      5,000(3)    2.1

DIRECTORS CONTINUING IN OFFICE

Shirley C. Chiesa          61           1972       1999      7,217(4)    3.0
Morry J. Miller            62           1985       2000      5,000(3)    2.1
JoAnn V. Narduzzi          61           1988       2001      4,000(3)    1.7


------------------------------
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank as of February 1998 became initial directors of the Company when it was incorporated in February 1998.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3) Excludes 18,902 shares of common stock held under the ESOP for which such individuals serves as a member of the ESOP Committee and an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. See "Voting Securities and Principal Holders Thereof."
(4) Includes 1,803 shares which Ms. Chiesa's son owns. Ms. Chiesa disclaims beneficial ownership with respect to such shares. Also includes 414 shares allocated to individual's account under the ESOP.
(5)  Less than 1% of common stock outstanding.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                     Age as of
Name                 December 31, 1998      Positions Held With the Company
----                 -----------------      -------------------------------

Shirley C. Chiesa        61                 President and Director

Joseph R. Pigoni         36                 Executive Vice President and
                                            Chief Financial Officer


Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Bank in February 1998 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         Shirley C. Chiesa has been a member of the Board since 1972 and the Chairman since 1980. Ms. Chiesa has been employed by the Carnegie Savings Bank since 1955 and is currently the President and Chief Executive Officer. Ms. Chiesa is Vice-Chairman of the Chartiers Boys and Girls Club, is the past president and current treasurer of the Carnegie Lions Club and is on the advisory board of the Carnegie Historical Society.

         Morry Miller has been a member of the Board since 1985. Mr. Miller is the President of Izzy Miller Furniture Company. He is a past board member of the Salvation Army and the Greater Pittsburgh Guild for the Blind.

         JoAnn V. Narduzzi has been a member of the Board since 1988. Dr. Narduzzi is the Hospital Physician Administrator with the Pittsburgh Mercy Health System. She is on the board of the Pittsburgh Care Partnership and is the Proclaimer of Word at the St. Thomas More Church.

         Charles Rupprecht has been a member of the Board since 1979. Mr. Rupprecht is a retired transportation supervisor at the Calgon Carbon Corp.

         Lois A. Wholey has been a member of the Board since 1986 and is the Secretary of Carnegie Savings Bank. Ms. Wholey is an attorney and the owner of Lois Wholey and Associates. She is a member of the board of the Children's Festival Chorus and the Society for Contemporary Crafts.

         Joseph R. Pigoni, has been Executive Vice President since December 1997 and Chief Financial Officer since May 1997. Prior to that time he was Assistant Vice President and Controller of ESB Bank and PennFirst Bancorp, Inc. from August 1995 to March 1997 and Controller of Mt. Troy Savings Bank from June 1990 to July 1995. Mr. Pigoni is Vice President of the Pittsburgh chapter of the Financial Managers Society.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of the Bank and through activities of its committees. During the fiscal year ended December 31, 1998, the Board of Directors held a total of 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees, as of December 31, 1998, the Board had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. However, with respect to the first scheduled annual meeting, nominations to the Board of Directors made by stockholders must be in writing to the Secretary and received by the Company no later than the close of business on the tenth day following the day on which the notice of the Meeting was mailed. Notice to the Company of such nominations must include certain information required pursuant to the Company's Articles of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 1998 fiscal year.

         The Compensation and Benefits Committee is comprised of directors Rupprecht, Wholey, Miller and Narduzzi. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 1998 fiscal year.

         The Audit Committee is comprised of directors Rupprecht, Wholey, Miller and Narduzzi. The Committee meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 1998 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Company does not presently compensate its directors. Directors of the Company are also directors of the Bank. During 1998, each director of the Bank was paid a fee of $400 for each board meeting attended. The total fees paid to the directors for the year ended December 31, 1998 were $23,600. Directors are not paid a fee for attending committee meetings.

         Directors Consultant and Retirement Plan ("DRP") provides retirement benefits to directors following retirement after age 60 and completion of at least 10 years of service. If a director agrees to become a consulting director to the board upon retirement, he or she will receive a monthly payment equal to 80% of the Board fee in effect at the date of retirement for a period of 120 months. Benefits under the DRP will begin upon a director's retirement. In the event there is a change in control, all directors will be presumed to have not less than 10 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable.

         On January 11, 1999 (the "effective date of grant"), under the 1999 Stock Option Plan ("Option Plan") and the Bank's Restricted Stock Plan ("RSP"), each director was awarded stock options and RSP shares. Under the Option Plan, each director was granted, options to purchase shares of common stock at $8.50 per share. Under the RSP, each director was awarded shares of common stock. Option shares and RSP shares are exercisable at the rate of 20% per year commencing one year from the effective date of grant. Under the Option Plan and RSP, Ms. Chiesa received 5,951 options and 2,380 RSP shares. Directors Wholey, Narduzzi, Miller, and Rupprecht each received 1,190 options and 476 RSP shares. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer had a salary and bonus that exceeded $100,000 for services rendered for the years presented.

                                        Annual Compensation
                                  -------------------------------
                                                     Other Annual   All Other
                                                     Compensation  Compensation
Name and Principal Position  Year Salary($) Bonus($)    ($)(1)         ($)
---------------------------  ---- --------- -------- ------------ --------------
Shirley Chiesa, President    1998 75,000        --         --    48,220(2)(3)(4)
                             1997 72,500    15,000         --       83,080(2)(4)
                             1996 72,500    10,000         --           8,250(4)


-----------------------------
(1) For perquisites and other personal benefits, aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year. For the periods presented, there were no:
     (a) payments of above-market preferential earnings on deferred compensation; (b) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (c) tax payment reimbursements; or (d) preferential discounts on stock.
(2) For 1998, reflects an accrual by the Bank under the supplemental executive retirement plan in the amount of $35,580. For 1997, reflects accruals by the Bank under the DRP and supplemental executive retirement plan in the aggregate amount of $74,330.
(3) Includes the value of 414 shares ($4,140) allocated under the ESOP. At December 31, 1998, such shares had a market value of $3,519.
(4) For 1998, 1997 and 1996, includes contributions by the Bank to the Simplified Employees Pension Plan in the amounts of $8,500, $8,750, and $8,250, respectively.

         Employment Agreement. The Bank has an employment agreement (the "Agreement") with Shirley Chiesa for a three year term. Ms. Chiesa's base compensation under the Agreement is $75,000. Under the Agreement, Ms. Chiesa's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms. Chiesa without just cause, she will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Chiesa will be paid in a lump sum an amount equal to 2.99 times her prior five year's average taxable compensation. In the event of a change in control at December 31, 1998, Ms. Chiesa would have been entitled to a lump sum payment of approximately $261,000.

         Supplemental Executive Retirement Plan ("SERP"). The SERP provides that Ms. Chiesa may receive additional retirement income in addition to the value of her SERP account, provided she remains employed until not less than age 65 and has completed not less than 25 years of service. Benefits payable under the SERP will equal approximately $3,300 a month for a period of 120 months. Upon termination of employment following a change of control, Ms. Chiesa will be presumed to have attained not less than the minimum retirement age under the SERP.

--------------------------------------------------------------------------------
              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         On September 14, 1998, the Company notified Goff Ellenbogen Backa & Alfera, LLC ("GEBA"), its independent auditors for the fiscal years ended December 31, 1997 and 1996, of its decision to appoint S.R. Snodgrass, A.C. and that GEBA would not continue to be engaged for the fiscal year ending December 31, 1998. The determination to replace GEBA was approved by the full Board of Directors.

         The reports of GEBA for the fiscal years ended December 31, 1997 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1997 and 1996 and during the period from December 31, 1997 to September 18, 1998, there were no disagreements between the Company and GEBA concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         S.R. Snodgrass, A.C. was the Company's independent accountants for the year ended December 31, 1998. The Board of Directors has appointed S.R. Snodgrass, A.C., as the Company's independent accountants for the 1999 fiscal year, subject to ratification by the Company's stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the Meeting.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's auditors for the 1999 fiscal year.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In  order  to be  considered  for  inclusion  in  the  Company's  proxy statement for the annual meeting of stockholders to be held in 2000, all stockholder proposals must be submitted to the Secretary at the Company's office, 17 West Mall Plaza, Carnegie, Pennsylvania 15106, on or before December 2, 1999. Under the Articles of Incorporation, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement, in order to be considered for possible action by stockholders at the 2000 annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above, no later than February 20, 2000. In addition, stockholder nominations and stockholder proposals must meet other applicable criteria set forth in the Articles of Incorporation in order to be considered at the 2000 annual meeting of stockholders.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters. Under the Articles of Incorporation, no new business or proposals submitted by stockholders shall be acted upon at the Meeting unless such business or proposal is stated in writing and filed with the Secretary no later than April 9, 1999.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, will be mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary. Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CARNEGIE FINANCIAL CORPORATION, 17 WEST MALL PLAZA, CARNEGIE, PENNSYLVANIA 15106.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Lois Wholey
                                        ----------------------------------------
                                        Lois A. Wholey
                                        Secretary

Carnegie, Pennsylvania
March 31, 1999

APPENDIX A


--------------------------------------------------------------------------------
                         CARNEGIE FINANCIAL CORPORATION
                               17 WEST MALL PLAZA
                          CARNEGIE, PENNSYLVANIA 15106
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 20, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Carnegie Financial Corporation (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders (the "Meeting"), to be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania, on April 20, 1999 at 6:00 p.m. and at any and all adjournments thereof, in the following manner:


                                                  FOR      WITHHELD

1.       The election as director of all          |_|        |_|
         nominees listed below for four-year
         terms (except as marked to the
         contrary).

         Charles L. Rupprecht
         Lois A. Wholey

INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.



                                                  FOR      AGAINST    ABSTAIN

2.       The ratification of the appointment
         of S.R. Snodgrass, A.C. as auditors
         for the Company for the 1999 fiscal
         year.                                    |_|       |_|         |_|




In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Annual Meeting of Stockholders, a Proxy Statement dated March 31, 1999, and the 1998 Annual Report.



Dated:                      ,1999
      ---------------------


----------------------------------      ----------------------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


----------------------------------      ----------------------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------